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                                                                     Exhibit 3.4

IMPORTANT: PLEASE READ INSTRUCTIONS ON THE BACK OF THIS FORM

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                           BUSINESS CORPORATIONS ACT                      FORM 4
                              (Section 27 or 171)

                                CONSUMER AND
Alberta                    CORPORATE AFFAIRS              ARTICLES OF AMENDMENT
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  1. NAME OF CORPORATION:                       2.   CORPORATE ACCESS NUMBER:

  MICRON METALS CANADA CORP.                         20347253


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  3. ITEM NO. 1  OF THE ARTICLES OF THE ABOVE NAMED CORPORATION ARE AMENDED IN
     ACCORDANCE WITH SECTION 167(1)(a) OF THE BUSINESS CORPORATIONS ACT.


     TO CHANGE THE NAME OF THE CORPORATION TO USA VIDEO CORPORATION.
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        DATE                          SIGNATURE                    TITLE

  Apr. 3/92                    /s/ Gordon Lee                  PRESIDENT
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                               GORDON F. LEE
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FOR DEPARTMENTAL USE ONLY                                          FILED